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Exhibit 99.1

IRREVOCABLE PROXY AND VOTING AGREEMENT

        THIS IRREVOCABLE PROXY AND VOTING AGREEMENT ("Voting Agreement") is entered into as of March 20, 2005, by and among: GTG PC Holdings, LLC, a Delaware limited liability company (the "Company"); GTG-Micron Holding Company, LLC, a Delaware limited liability company and the sole member of the Company ("Holdings"); and each of John P. Yeros, Mark J. Endry, Mark A. Pougnet, David E. Girard, James M. Gumina, Kent Swanson and BlueStreak 4, LLC (each, a "Stockholder" and, collectively, the "Stockholders").

R E C I T A L S

        WHEREAS, HyperSpace Communications, Inc., a Colorado corporation (the "Parent"), Spud Acquisition Corp. ("Merger Sub") and the Company are entering into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement") which provides (subject to the conditions set forth therein) for Parent to acquire the Company by causing Merger Sub to merge with and into the Company (the merger of Merger Sub into the Company being referred to as the "Merger");

        WHEREAS, the Stockholders are the holders of record and the "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of certain shares of the Parent; and

        WHEREAS, as a condition to its entering into the Merger Agreement, the Company and Holdings have requested that the Stockholders make certain agreements with respect to the shares of common stock of the Parent ("Parent Common Stock") over which the Stockholders have voting and dispositive power; and to induce the Company to enter into the Merger Agreement, the Stockholders are willing to make certain agreements with respect to such shares as set forth herein.

A G R E E M E N T

        NOW THEREFORE, the parties to this Voting Agreement, intending to be legally bound, agree as follows:

        Section 1. Certain Definitions. For purposes of this Voting Agreement:

            (a)   Each Stockholder shall be deemed to "own" or to have acquired "ownership" of a security if such Stockholder is the record owner of such security.

            (b)   "Subject Securities" shall mean: (i) all securities of the Parent (including all shares of Parent Common Stock and all options, warrants, convertible notes and other rights to acquire shares of Parent Common Stock) owned by the Stockholders as of the date of this Voting Agreement; (ii) all additional securities of the Parent (including all additional shares of Parent Common Stock and all additional options, warrants, convertible notes and other rights to acquire shares of Parent Common Stock) of which any Stockholder acquires ownership during the period from the date of this Voting Agreement through the Termination Date; and (iii) all securities into which any of the securities of the Parent described in clause "(i)" or clause "(ii)" above are exchanged or converted.

            (c)   "Subject Shares" shall mean: (i) all outstanding shares of Parent Common Stock owned by any Stockholder as of the date of this Voting Agreement; (ii) all additional shares of Parent Common Stock that are or become outstanding of which any Stockholder acquires ownership during the period from the date of this Voting Agreement through the Termination Date; and (iii) all securities into which any of any securities of the Parent described in clause "(i)" or clause "(ii)" above are exchanged or converted.

            (d)   "Termination Date" shall mean the earlier of: (i) the date upon which the Merger Agreement is validly terminated in accordance with Section 9.1 of the Merger Agreement; or (ii) the date upon which the Merger becomes effective.

            (e)   A Person shall be deemed to have a effected a "Transfer" of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than Company; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than the Company; or (iii) reduces such Person's beneficial ownership of, interest in or risk relating to such security other than by operation of law.

            (f)    Other capitalized terms used but not otherwise defined in this Voting Agreement have the meanings assigned to such terms in the Merger Agreement.

        Section 2. Transfer Of Subject Securities And Voting Rights.

          2.1   Restriction on Transfer of Subject Securities. Subject to Section 2.3, during the period from the date of this Voting Agreement through the Termination Date, such holder shall not, directly or indirectly, cause or permit any Transfer of any of the Subject Securities to be effected other than as contemplated by Section 2.3 or by operation of law. Each Stockholder agrees to give, immediately upon execution of this Agreement, irrevocable instructions to any broker holding Subject Securities under a 10b5-1 Plan to terminate sales under such plan.

          2.2   Restriction on Transfer of Voting Rights. During the period from the date of this Voting Agreement through the Termination Date, each Stockholder shall ensure that, other than as contemplated by this Voting Agreement: (a) none of the Subject Securities held by such Stockholder is deposited into a voting trust; and (b) no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities held by such Stockholder.

          2.3   Permitted Transfers. Section 2.1 shall not prohibit a Transfer of Subject Securities by any Stockholder: (a) if such Stockholder is an individual, (i) to any member of such Stockholder's immediate family, or to a trust for the benefit of such Stockholder or any member of such Stockholder's immediate family, or (ii) upon the death of such Stockholder; (b) if such Stockholder is a partnership or limited liability company, to one or more partners or members of such Stockholder or to an affiliated corporation under common control with such Stockholder; or (c) if such Stockholder is the trustee of a trust, to one or more beneficiaries of such trust; provided, however, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, (1) the transferee agrees in a writing, reasonably satisfactory in form and substance to Company, to be bound by all of the terms of this Voting Agreement and (2) the transferor acknowledges in a writing, reasonably satisfactory in form and substance to Company, to be jointly and severally liable with the transferee for any breach of this Agreement by the transferee.

        Section 3. Voting Of Shares.

          3.1   Voting Covenant. Each Stockholder hereby agrees that, prior to the Termination Date, at any meeting of the stockholders of the Parent, however called, and in any written action by consent of stockholders of the Parent, unless otherwise directed in writing by Company, such Stockholder shall cause the Subject Shares held by such Stockholder to be voted:

            (a)   in favor of the Merger, the execution and delivery by the Parent of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof, in favor of each of the other actions contemplated by the Merger Agreement and in favor of any action in furtherance of any of the foregoing;

            (b)   against any action or agreement that would result in a breach of any representation, warranty or covenant of the Parent in the Merger Agreement; and

            (c)   against the following actions (other than in connection with the Merger and the transactions contemplated by the Merger Agreement): (i) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Parent or any subsidiary of the Parent; (ii) any sale, lease, sublease, license, sublicense or transfer of a material portion of the rights or other assets of the Parent or any subsidiary of the Parent; (iii) any reorganization, recapitalization, dissolution or liquidation of the Parent or any subsidiary of the Parent; (iv) any change in a majority of the board of directors of the Parent; (v) any amendment to the Parent's certificate of incorporation or bylaws; (vi) any material change in the capitalization of the Parent or the Parent's corporate structure or issuance of shares by the Parent; and (vii) any other action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or this Voting Agreement.

Prior to the Termination Date, no Stockholder shall enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with clause "(a)", clause "(b)" or clause "(c)" of the preceding sentence.

          3.2   Proxy; Further Assurances.

            (a)   Contemporaneously with the execution of this Voting Agreement each Stockholder shall deliver to Holdings a proxy in the form attached to this Voting Agreement as Exhibit A, which shall be irrevocable (at all times prior to the Termination Date) to the fullest extent permitted by law with respect to the shares referred to therein (the "Proxy").

            (b)   Each Stockholder shall, at such Stockholder's own expense, perform such further acts and execute such further proxies and other documents and instruments as may reasonably be required to vest in Holdings the power to carry out and give effect to the provisions of this Voting Agreement.

            (c)   No Stockholder shall enter into any tender, voting or other agreement, or grant a proxy or power of attorney, with respect to any of the Subject Securities held by such Stockholder that is inconsistent with this Voting Agreement or otherwise take any other action with respect to any of the Subject Securities held by such Stockholder that would in any way restrict, limit or interfere with the performance of such Stockholder's obligations hereunder or the transactions contemplated hereby.

        Section 4. Waiver Of Appraisal Rights. Each Stockholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters' rights and any similar rights relating to the Merger or any related transaction that such Stockholder or any other Person may have by virtue of, or with respect to, any Subject Securities held by such Stockholder.

        Section 5. No Solicitation. Each Stockholder agrees that, during the period from the date of this Voting Agreement through the Termination Date, such Stockholder shall not, in his or her capacity as a stockholder of the Parent, directly or indirectly, and such Stockholder shall ensure that such Stockholder's Representatives do not, directly or indirectly: (a) solicit, initiate, encourage, induce or facilitate the making, submission or announcement of any Acquisition Proposal or take any action that could reasonably be expected to lead to an Acquisition Proposal; (b) furnish any information regarding the Parent, the Merger Sub or the Company to any Person in connection with or in response to an Acquisition Proposal or an inquiry or indication of interest that could lead to an Acquisition Proposal; (c) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal; (d) approve, endorse or recommend any Acquisition Proposal; or (e) enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Acquisition Transaction. Each Stockholder shall immediately cease and discontinue, and each Stockholder shall ensure that Stockholder's Representatives immediately cease and discontinue, any existing discussions with any Person that relate to any Acquisition Proposal.

        Section 6. Representations And Warranties Of Stockholder. Each Stockholder hereby represents and warrants to the Company and Holdings as follows:

          6.1   Authorization, etc. Such Stockholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Voting Agreement and the Proxy and to perform such Stockholder's obligations hereunder and thereunder. This Voting Agreement and the Proxy have been duly executed and delivered by such Stockholder and constitute legal, valid and binding obligations of such Stockholder, enforceable against such Stockholder in accordance with their terms, subject to: (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (b) rules of law governing specific performance, injunctive relief and other equitable remedies. If such Stockholder is a corporation, then such Stockholder is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized. If such Stockholder is a general or limited partnership, then such Stockholder is a partnership duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized. If such Stockholder is a limited liability company, then Stockholder is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized. If such Stockholder is a trustee of a trust, then such trust is validly existing and such Stockholder is the sole trustee of such trust and has all necessary power and authority, without the Consent or approval of any beneficiary or other Person, to execute and deliver this Voting Agreement.

          6.2   No Conflicts or Consents.

            (a)   The execution and delivery of this Voting Agreement and the Proxy (and any other proxy delivered pursuant to Section 3.2(a)(ii)) do not, and the performance of this Voting Agreement and the Proxy (and any other proxy delivered pursuant to Section 3.2(a)(ii)) will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to such Stockholder or by which such Stockholder or any of such Stockholder's assets is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any encumbrance or restriction on any of the Subject Securities held by such Stockholder pursuant to, any Contract to which such Stockholder is a party or by which such Stockholder or any of such Stockholder's affiliates, family members or assets is or may be bound or affected.

            (b)   The execution and delivery of this Voting Agreement and the Proxy by such Stockholder do not, and the performance of this Voting Agreement and the Proxy by such Stockholder will not, require any consent or approval of any Person.

            (c)   Exhibit B identifies each Contract under which such Stockholder or any affiliate or family member of such Stockholder has or may acquire any right against the Parent. Except as disclosed on Exhibit B, neither such Stockholder nor any affiliate of such Stockholder shall have any rights or claims under any such Contract against the Parent, the Company or any other Person after the Effective Time.

          6.3   Title to Securities. As of the date of this Voting Agreement: (a) such Stockholder holds of record (free and clear of any encumbrances or restrictions) the number of outstanding shares of Parent Common Stock set forth under the heading "Shares Held of Record" on the signature page hereof; (b) such Stockholder holds (free and clear of any encumbrances or restrictions) the options, warrants and other rights to acquire shares of Parent Common Stock set forth under the heading "Options and Other Rights" on the signature page hereof; (c) such Stockholder owns the additional securities of the Parent set forth under the heading "Additional Securities Beneficially owned" on the signature page hereof; and (d) such Stockholder does not directly or indirectly own any shares of capital stock or other securities of the Parent, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Parent, other than the shares and options, warrants and other rights set forth on the signature page hereof.

          6.4   Accuracy of Representations. The representations and warranties contained in this Voting Agreement are accurate in all material respects as of the date of this Voting Agreement, and will be accurate in all material respects at all times through and including the Termination Date as if made as of any of such times.

        Section 7. Additional Covenants Of Stockholder.

          7.1   Stockholder Information. Such Stockholder hereby agrees to permit Parent to publish and disclose in the Proxy Statement and, if approval of the stockholders of the Parent is required in order to permit the consummation of the Merger under the terms of the DGCL, Colorado Business Corporation Act or other applicable law, in the Proxy Statement, such Stockholder's identity and record or beneficial ownership of shares of Parent Common Stock and the nature of such Stockholder's commitments, arrangements and understandings under this Voting Agreement.

          7.2   Further Assurances. From time to time and without additional consideration, each Stockholder shall (at such Stockholder's sole expense) execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall (at such Stockholder's sole expense) take such further actions, as Holdings may request for the purpose of carrying out and furthering the intent of this Voting Agreement.

        Section 8. Miscellaneous.

          8.1   Survival of Representations, Warranties and Agreements. All representations, warranties and covenants of each Stockholder in this Voting Agreement shall survive the Merger.

          8.2   Expenses. All costs and expenses incurred in connection with the transactions contemplated by this Voting Agreement shall be paid by the party incurring such costs and expenses.

          8.3   Notices. Any notice or other communication required or permitted to be delivered to any party under this Voting Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party hereto):

      if to a Stockholder:

      at the address set forth on the signature page hereof beneath such Stockholder's name; and

      if to Company or Holdings:

      GTG PC Holdings, LLC
      c/o Gores Technology Group
      6260 Lookout Road
      Boulder, CO 80301
      Telephone: (303) 531-3100
      Facsimile: (303) 531-3200
      Attention: Chief Financial Officer

      with a copy to:

      c/o Gores Technology Group
      10877 Wilshire Boulevard, 18th Floor
      Los Angeles, CA 90024
      Telephone: (310) 209-3010
      Facsimile: (310) 443-2149
      Attention: General Counsel

          8.4   Severability. Any term or provision of this Voting Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Voting Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

          8.5   Entire Agreement. This Voting Agreement, the Proxy and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Voting Agreement shall be binding upon either party unless made in writing and signed by both parties.

          8.6   Assignment; Binding Effect. Except as provided herein, neither this Voting Agreement nor any of the interests or obligations hereunder may be assigned or delegated by any Stockholder, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Voting Agreement shall be binding upon each Stockholder and such Stockholder's heirs, estate, executors and personal representatives and such Stockholder's successors and assigns, and shall inure to the benefit of the Company and Holdings and their respective successors and assigns. Without limiting any of the restrictions set forth in Section 2 or elsewhere in this Voting Agreement, this Voting Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Voting Agreement is intended to confer on any Person (other than the Company and Holdings and their respective successors and assigns) any rights or remedies of any nature. This Voting Agreement, and any rights of the Company or Holdings under this Voting Agreement, may be freely assigned by the Company or Holdings without consent of any Stockholder or any other Person.

          8.7   Indemnification. Each Stockholder shall hold harmless and indemnify the Company and Holdings and their respective affiliates from and against, and shall compensate and reimburse the Company and Holdings and their respective affiliates for, any loss, damage, claim, liability, fee (including attorneys' fees), demand, cost or expense (regardless of whether or not such loss, damage, claim, liability, fee, demand, cost or expense relates to a third-party claim) that is directly or indirectly suffered or incurred by the Company or Holdings or any of their respective affiliates, or to which the Company or Holdings or any of their respective affiliates otherwise becomes subject, and that arises directly or indirectly from, or relates directly or indirectly to: (a) any inaccuracy in or breach of any representation or warranty contained in this Voting Agreement; or (b) any failure on the part of Stockholder to observe, perform or abide by, or any other breach of, any restriction, covenant or other provision contained in this Voting Agreement or in the Proxy.

          8.8   Independence of Obligations. The covenants of each Stockholder set forth in this Voting Agreement shall be construed as independent of any other agreement or arrangement between such Stockholder, on the one hand, and the Company and Holdings, on the other. The existence of any claim or cause of action by any Stockholder against the Company and Holdings shall not constitute a defense to the enforcement of any of such covenants against such Stockholder.

          8.9   Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Voting Agreement or the Proxy were not performed in accordance with its specific terms or were otherwise breached. Each Stockholder agrees that, in the event of any breach or threatened breach by such Stockholder of any covenant or obligation contained in this Voting Agreement or in the Proxy, each of the Company and Holdings shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain: (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation; and (b) an injunction restraining such breach or threatened breach. Each Stockholder further agrees that neither Parent nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 8.9, and such Stockholder irrevocably waives any right he or it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

          8.10 Non-Exclusivity. The rights and remedies of the Company and Holdings under this Voting Agreement are not exclusive of or limited by any other rights or remedies which they may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of the Company and Holdings under this Voting Agreement, and the obligations and liabilities of the Stockholders under this Voting Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable statutes, rules and regulations.

          8.11 Governing Law; Jurisdiction; Waiver of Jury Trial.

            (a)   This Voting Agreement shall be governed by, and construed in accordance with, the laws of the State of Colorado, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. In any action between the parties arising out of or relating to this Voting Agreement or any of the transactions contemplated by this Voting Agreement, each Stockholder irrevocably and unconditionally consents and submits to the jurisdiction and venue of the federal courts located in the Central District of California and the State of Colorado.

            (b)   EACH STOCKHOLDER IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR THE PROXY OR THE ENFORCEMENT OF ANY PROVISION OF THIS AGREEMENT OR THE PROXY.

          8.12 Counterparts; Facsimile Signatures. This Voting Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. This Voting Agreement may be executed by facsimile, and, upon such execution, shall have the same force and effect as an original.

          8.13 Captions. The captions contained in this Voting Agreement are for convenience of reference only, shall not be deemed to be a part of this Voting Agreement and shall not be referred to in connection with the construction or interpretation of this Voting Agreement.

          8.14 Attorneys' Fees. If any legal action or other legal proceeding relating to this Voting Agreement or the enforcement of any provision of this Voting Agreement is brought against any Stockholder, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

          8.15 Waiver. No failure on the part of Holdings to exercise any power, right, privilege or remedy under this Voting Agreement, and no delay on the part of Holdings in exercising any power, right, privilege or remedy under this Voting Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Holdings shall not be deemed to have waived any claim available to Holdings arising out of this Voting Agreement, or any power, right, privilege or remedy of Holdings under this Voting Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Holdings; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

          8.16 Construction.

            (a)   For purposes of this Voting Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

            (b)   The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Voting Agreement.

            (c)   As used in this Voting Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

            (d)   Except as otherwise indicated, all references in this Voting Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Voting Agreement and Exhibits to this Voting Agreement.

[Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, the Company, Holdings and the Stockholders have caused this Voting Agreement to be executed as of the date first written above.

COMPANY:
GTG PC Holdings, LLC, a Delaware limited liability company
by:	GTG-Micron Holding Company, LLC, its Manager
By:	/s/ ERIC R. HATTLER Name: Eric R. Hattler Title: Vice President
HOLDINGS:
GTG Micron Holdings, LLC a Delaware limited liability company
By:	/s/ ERIC R. HATTLER Name: Eric R. Hattler Title: Vice President

STOCKHOLDER:
/s/ JOHN P. YEROS Signature
John P. Yeros Printed Name
Address:
Facsimile:
Shares Held of Record(A)	Options and Other Rights(B)	Additional Securities Beneficially Owned
776,320	50,000

A)
Includes shares over which individual has voting control.

B)
Includes beneficial ownership as of 3/31/05, as defined by the SEC and includes warrants.

STOCKHOLDER:
/s/ MARK ENDRY Signature
Mark Endry Printed Name
Address:
Facsimile:
Shares Held of Record(A)	Options and Other Rights(B)	Additional Securities Beneficially Owned
9,141	50,000
	121,429

A)
Includes shares over which individual has voting control.

B)
Includes beneficial ownership as of 3/31/05, as defined by the SEC and includes warrants.

STOCKHOLDER:
/s/ MARK A. POUGNET Signature
Mark A. Pougnet Printed Name
Address:
Facsimile:
Shares Held of Record(A)	Options and Other Rights(B)	Additional Securities Beneficially Owned
4,484	90,000

A)
Includes shares over which individual has voting control.

B)
Includes beneficial ownership as of 3/31/05, as defined by the SEC and includes warrants.

STOCKHOLDER:
/s/ DAVID E. GIRARD Signature
David E. Girard Printed Name
Address:
Facsimile:
Shares Held of Record(A)	Options and Other Rights(B)	Additional Securities Beneficially Owned
14,769	50,000
	14,286

A)
Includes shares over which individual has voting control.

B)
Includes beneficial ownership as of 3/31/05, as defined by the SEC and includes warrants.

STOCKHOLDER:
/s/ JAMES M. GUMINA Signature
James M. Gumina Printed Name
Address:
Facsimile:
Shares Held of Record(A)	Options and Other Rights(B)	Additional Securities Beneficially Owned
25,907	82,142

A)
Includes shares over which individual has voting control.

B)
Includes beneficial ownership as of 3/31/05, as defined by the SEC and includes warrants.

STOCKHOLDER:
/s/ KENT L. SWANSON Signature
Kent L. Swanson Printed Name
Address:
Facsimile:
Shares Held of Record(A)	Options and Other Rights(B)	Additional Securities Beneficially Owned
44,780	68,429

A)
Includes shares over which individual has voting control.

B)
Includes beneficial ownership as of 3/31/05, as defined by the SEC and includes warrants.

STOCKHOLDER:
/s/ KENT L. SWANSON FOR BLUESTREAK 4, LLC Signature
Kent L. Swanson for BlueStreak 4, LLC Printed Name
Address:
Facsimile:
Shares Held of Record(A)	Options and Other Rights(B)	Additional Securities Beneficially Owned
110,000

A)
Includes shares over which individual has voting control.

B)
Includes beneficial ownership as of 3/31/05, as defined by the SEC and includes warrants.

EXHIBIT A
FORM OF IRREVOCABLE PROXY

        The undersigned stockholder ("Stockholder") of HyperSpace Communications, Inc., a Colorado corporation (the "Parent"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Alec E. Gores, an individual, Catherine Babon Scanlon, an individual and GTG-Micron Holding Company, LLC, a Delaware limited liability company ("Holdings"), and each of them, the attorneys and proxies of Stockholder, with full power of substitution and resubstitution, to the full extent of Stockholder's rights with respect to: (a) the outstanding shares of capital stock of the Parent owned of record by Stockholder as of the date of this proxy, which shares are specified on the final page of this proxy; and (b) any and all other shares of capital stock of the Parent which Stockholder may acquire on or after the date hereof. (The shares of the capital stock of the Parent referred to in clauses "(a)" and "(b)" of the immediately preceding sentence are collectively referred to as the "Shares.") Upon the execution hereof, all prior proxies given by Stockholder with respect to any of the Shares are hereby revoked, and Stockholder agrees that no subsequent proxies will be given with respect to any of the Shares.

        This proxy is irrevocable, is coupled with an interest and is granted in connection with, and as security for, the Irrevocable Proxy and Voting Agreement, dated as of the date hereof, among the Company, Holdings and the stockholders party thereto (the "Voting Agreement"), and is granted in consideration of the Company and Holdings entering into the Agreement and Plan of Merger, dated as of the date hereof, among the Parent, Spud Acquisition Corp. ("Merger Sub"), and the Company (the "Merger Agreement"). This proxy will terminate on the Termination Date (as defined in the Voting Agreement).

        The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the earlier to occur of the valid termination of the Merger Agreement or the effective time of the merger contemplated thereby (the "Merger") at any meeting of the stockholders of the Parent, however called, or in connection with any written action by consent of stockholders of the Parent:

        (a)   in favor of the Merger, the execution and delivery by the Parent of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof, in favor of each of the other actions contemplated by the Merger Agreement and in favor of any action in furtherance of any of the foregoing;

        (b)   against any action or agreement that would result in a breach of any representation, warranty or covenant of the Parent in the Merger Agreement; and

        (c)   against the following actions (other than in connection with the Merger and the other transactions contemplated by the Merger Agreement): (i) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Parent or any subsidiary of the Parent; (ii) any sale, lease, sublease, license, sublicense or transfer of a material portion of the rights or other assets of the Parent or any subsidiary of the Parent; (iii) any reorganization, recapitalization, dissolution or liquidation of the Parent or any subsidiary of the Parent; (iv) any change in a majority of the board of directors of the Parent; (v) any amendment to the Parent's certificate of incorporation or bylaws; (vi) any material change in the capitalization of the Parent or the Parent's corporate structure; and (vii) any other action which is intended, or could reasonably be expected to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or the Voting Agreement.

        The Stockholder may vote the Shares on all other matters not referred to in this proxy, and the attorneys and proxies named above may not exercise this proxy with respect to such other matters.

        This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the Stockholder (including any transferee of any of the Shares).

        Any term or provision of this proxy that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Stockholder agrees that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this proxy shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

Dated: March 24, 2005	STOCKHOLDER:
/s/ JOHN P. YEROS Signature
John P. Yeros Printed Name
Number of shares of common stock of the Parent owned of record as of the date of this proxy:
776,320
Dated: March 22, 2005	STOCKHOLDER:
/s/ MARK ENDRY Signature
Mark Endry Printed Name
Number of shares of common stock of the Parent owned of record as of the date of this proxy:
9,141
Dated: March 22, 2005	STOCKHOLDER:
/s/ MARK A. POUGNET Signature
Mark A. Pougnet Printed Name
Number of shares of common stock of the Parent owned of record as of the date of this proxy:
4,484
Dated: March 22, 2005	STOCKHOLDER:
/s/ DAVID E. GIRARD Signature
David E. Girard Printed Name
Number of shares of common stock of the Parent owned of record as of the date of this proxy:
14,769
Dated: March 22, 2005	STOCKHOLDER:
/s/ JAMES M. GUMINA Signature
James M. Gumina Printed Name
Number of shares of common stock of the Parent owned of record as of the date of this proxy:
25,907
Dated: March 22, 2005	STOCKHOLDER:
/s/ KENT L. SWANSON Signature
Kent L. Swanson Printed Name
Number of shares of common stock of the Parent owned of record as of the date of this proxy:
44,780
Dated: March 22, 2005	STOCKHOLDER:
/s/ KENT L. SWANSON FOR BLUESTREAK 4, LLC Signature
Kent L. Swanson for BlueStreak 4, LLC Printed Name
Number of shares of common stock of the Parent owned of record as of the date of this proxy:
110,000

EXHIBIT B
CERTAIN CONTRACTS

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IRREVOCABLE PROXY AND VOTING AGREEMENT